UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 16, 2004

                         FRONTIER FINANCIAL CORPORATION
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

       Washington                    000-15540                 91-1223535
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(State or other jurisdiction        (Commission              (IRS employer
of incorporation)                   File Number)             identification No.)

               332 SW Everett Mall Way, Everett, Washington 98204
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (425) 514-0700
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   __________________________________________________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01 Other Events.   On  September  16, 2004,  the Board of Directors
                          declared a fourth quarter cash dividend and approved a stock repurchase program. A copy of the Press Release is attached as Exhibit 99.

Exhibit No.          Description
-----------          -----------

    99               Press release dated September 16, 2004


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2004
                                        FRONTIER FINANCIAL CORPORATION

                                                 By:  /s/ Michael J. Clementz
                                                     ------------------------
                                                          Michael J. Clementz
                                                 Its:     President & CEO